UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 12, 2021

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19731	94-3047598
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $0.001 per share	GILD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Gilead Sciences, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”) in a virtual-only format on May 12, 2021. Of the 1,259,056,043 shares of the Company’s common stock entitled to vote at the Annual Meeting, 1,064,136,610 shares were represented at the meeting in person or by proxy, constituting a quorum. The voting results are presented below.

The Company’s stockholders elected nine directors to serve for the next year and until their successors are elected and qualified, or until their earlier death, resignation or removal. The votes regarding the election of directors were as follows:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Jacqueline K. Barton, Ph.D.	899,474,996	31,224,961	3,967,655	129,468,998
Jeffrey A. Bluestone, Ph.D.	925,720,753	4,796,871	4,149,988	129,468,998
Sandra J. Horning, M.D.	915,878,614	14,412,126	4,376,872	129,468,998
Kelly A. Kramer	899,847,805	30,745,638	4,074,169	129,468,998
Kevin E. Lofton	871,792,876	58,326,082	4,548,654	129,468,998
Harish Manwani	856,683,091	73,867,377	4,117,144	129,468,998
Daniel P. O’Day	865,637,805	59,315,449	9,714,358	129,468,998
Javier J. Rodriguez	925,595,579	4,855,226	4,216,807	129,468,998
Anthony Welters	911,330,936	15,436,018	7,900,658	129,468,998

The Company’s stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Board as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2021. The proposal received the following votes:

Votes For	1,006,982,659
Votes Against	55,666,049
Abstentions	1,487,902

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as presented in the Proxy Statement. The proposal received the following votes:

Votes For	811,920,486
Votes Against	120,448,188
Abstentions	2,298,938
Broker Non-Votes	129,468,998

The Company’s stockholders did not approve a stockholder proposal requesting that the Board adopt a policy that the Chairperson of the Board be an independent director. The proposal received the following votes:

Votes For	322,513,516
Votes Against	610,316,308
Abstentions	1,837,788
Broker Non-Votes	129,468,998

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ Brett A. Pletcher
Brett A. Pletcher
EVP, Corporate Affairs, General Counsel and Corporate Secretary

Date:     May 14, 2021